COOPERATION AGREEMENT

made by and between

HPIL HEALTHCARE Inc.

and

MB INGENIA SRL

December 20, 2013

Table of Contents

1.      Term.............

2.      Goals And Objectives

3.      Obligations Of The Parties

4.      Confidentiality

5.      Relation Of The Parties

6.      Closing..

7.      Representations, Warranties, And Covenants Of MB

8.      Representations, Warranties, And Covenants Of HPIL HC

9.      MB’s Indemnity

10.    HPIL HC’s Indemnity

11.    Payment Of Expenses

12.    Approval Of Counsel

13.    Notices..

14.    Additional Undertakings

15.    Compliance With The Foreign Corrupt Practices Act And Export Control And Antiboycott Laws.............

16.    Arbitration

17.    Governing Law

18.    Binding Effect

19.    Counterparts

20.    No Reliance

21.    Early Termination

22.    Captions

23.    Entire Agreement

COOPERATION AGREEMENT

THIS COOPERATION AGREEMENT (“Agreement”) is signed this 20th day of December, 2013 (the “Closing Date”), by and between HPIL HEALTHCARE Inc., a Nevada (USA) corporation (hereafter “HPIL HC”) and MB INGENIA SRL, a private limited company domiciled in Italy (hereafter “MB”).

R E C I T A L S:

The following is a recital of facts underlying this Agreement:

A.              HPIL HC is focused on investing in both private and public companies in the healthcare business sector. HPIL HC does not restrict its potential candidate target companies to any specific geographical location and thus acquires various types of business’s in the healthcare sector.  HPIL HC is active with the acquisitions of intellectual properties and technologies in the energy sector.

B.              HPIL HC is a wholly owned subsidiary of HPIL HOLDING, a Nevada (USA) corporation and a worldwide diversified investing holding company.  HPIL HOLDING is a U.S. Public and S.E.C. reporting company.

C.              MB is focused on investing in the acquisition, development, optimization, and selling of products, technologies and intellectual property in the areas of personal care and the environment.

D.              MB promotes, develops patents and manufactures related products, and develops know-how and technologies that are legally protectable. MB provides all consequential and related services. MB participates in companies and individual businesses, in domestic and overseas markets.

E.              Also, MB intends to further study and manage research in general, to promote innovative activities in marketing and management services and "survey" key areas of technology. One of MB’s objectives is the search for alternative energy technologies to improve the quality of the environment  to promote the welfare and health of mankind.

F.               MB operates, and has always operated, according to all regulations in force and is fully respectful of the environment. MB periodically evaluates it’s conformity to applicable regulations and obtains  necessary permits, clearances and certificates.

NOW, THEREFORE, HPIL HC and MB (hereafter the “Party” or collectively the “Parties”) in consideration of and in reliance upon the representations, warranties, covenants and agreements contained herein, hereby agree to cooperate together to expand the MB projects and bind themselves to undertake this Agreement under the following terms and conditions:

1.               Term

The term of this Agreement shall be two (2) years unless terminated earlier in accordance with the terms of this Agreement (the "Term").

2.               Goals And Objectives

The Parties are working cooperatively to develop and cooperate to expand the MB projects.  The Parties agree to develop a list of target cooperation projects and common goals, and consequent agreements if required, within six (6) Months of signing this Agreement.

3.               Obligations Of The Parties

3.1.        HPIL HC’s obligations under this Agreement are to:

(i)               Follow up on developments regarding MB;

(ii)             Work with MB as appropriate.

3.2.        MB’s obligations under this Agreement are to:

(i)               Keep HPIL HC aware of developments regarding MB;

(ii)             Work with HPIL HC as appropriate.

4.               Confidentiality

Subject to sub-clause below, each Party shall treat as strictly confidential all information received or obtained as a result of entering into or performing this Agreement. Each Party may disclose information which would otherwise be confidential if and to the extent:

(i)               required by the law of any relevant jurisdiction;

(ii)             the information has come into the public domain through no fault of that Party; or

(iii)           the other Party has given prior written approval to the disclosure, provided that any such information disclosed shall be disclosed only after consultation with and notice to the other Party.

5.               Relation Of The Parties

The nature of relationship between the Parties is that of two independent contractor's working together to achieve common goals. There is no payment or compensation contemplated under this Agreement.

6.               Closing

The closing of  this Agreement shall take place at the offices of HPIL HC, 7075 Gratiot Road, Suite One, Saginaw, Michigan 48609 (United States of America), or other mutually agreed upon location.

7.               Representations, Warranties, And Covenants Of MB

MB hereby represents, warrants, and covenants to HPIL HC that:

7.1.        Authorization

This Agreement constitutes a valid and legally binding obligation of MB, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

7.2.        Consents

To MB’s knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of MB is required in connection with the consummation of the transactions contemplated by this Agreement.

7.3.        Compliance With Other Instruments

The execution, delivery and performance of this Agreement contemplated hereby will not result in a violation of, or default under, any instrument, judgment, order, writ, decree or contract known to MB, or an event that results in the creation of any lien, charge or encumbrance upon the Agreement.

7.4.        Litigation

There is no action, suit, proceeding or investigation pending or, to MB’s knowledge, currently threatened that questions the validity of this Agreement, or the right of MB  to enter into this Agreement.

8.               Representations, Warranties, And Covenants Of HPIL HC

8.1.        Authorization

This Agreement constitutes a valid and legally binding obligation of HPIL HC, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

8.2.        Consents

To HPIL HC’s knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of HPIL HC is required in connection with the consummation of the transactions contemplated by this Agreement.

8.3.        Compliance With Other Instruments

The execution, delivery and performance of this Agreement contemplated hereby will not result in a violation of, or default under, any instrument, judgment, order, writ, decree or contract known to HPIL HC, or an event that results in the creation of any lien, charge or encumbrance upon the Agreement.

8.4.        Litigation

There is no action, suit, proceeding or investigation pending or, to HPIL HC’s knowledge, currently threatened that questions the validity of this Agreement, or the right of HPIL HC to enter into this Agreement.

9.               MB’s Indemnity

9.1.        HPIL HC shall indemnify, defend, and hold harmless MB  from, against and with respect to any claim, liability, obligations, loss, damage, assessment, judgment, cost and expense (including, without limitation, reasonable attorneys’ and accountants’ fees and costs and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim, action, suit, proceeding or demand) or any kind or character (collectively, “Losses”) arising out of or in any manner, incident, relating or attributable to: any inaccuracy in any representation or breach of warranty of MB contained in this Agreement and (ii) any failure by HPIL HC to perform or observe, or to have performed or observed in full any covenant, agreement or condition to be performed or observed by HPIL HC under this Agreement or any of the other agreements or instruments executed and delivered by HPIL HC on the Closing Date.

9.2.        MB agrees that the sole and exclusive remedy for money damages related to this Agreement and the transactions contemplated hereby shall be the rights to indemnification set forth in this Section 9.

10.            HPIL HC’s Indemnity

10.1.    MB shall indemnify, defend, and hold harmless HPIL HC from, against and with respect to any claim, liability, obligations, loss, damage, assessment, judgment, cost and expense (including, without limitation, reasonable attorneys’ and accountants’ fees and costs and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim, action, suit, proceeding or demand) or any kind or character (collectively, “Losses”) arising out of or in any manner, incident, relating or attributable to: any inaccuracy in any representation or breach of warranty of HPIL HC contained in this Agreement and (ii) any failure by MB to perform or observe, or to have performed or observed, in full any covenant, agreement or condition to be performed or observed by MB under this Agreement or any of the other agreements or instruments executed and delivered by MB on the Closing Date.

10.2.    HPIL HC agrees that the sole and exclusive remedy for money damages relating to this Agreement and the transactions contemplated hereby shall be the rights to indemnification set forth in this Section 10.

11.            Payment Of Expenses

Each of the Parties shall pay their own expenses associated with this Agreement and the transactions contemplated herein.

12.            Approval Of Counsel

All instruments or documents to be delivered by any Party to this Agreement shall be in form and content reasonably satisfactory to the counsel for the Party receiving such instrument or document.

13.            Notices

All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) five (5) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (c) when dispatched by electronic facsimile transmission (with confirmation of successful transmission), or (d) one (1) business day after having been dispatched by an internationally recognized overnight courier service, in each case to the appropriate Party at the address or facsimile number specified below:

If to HPIL HC:

HPIL HEALTHCARE Inc.

Attn.:  Louis Bertoli, President and CEO

7075 Gratiot Road, Suite One

Saginaw, Michigan 48609

United States of America

Facsimile No.:  001(248)750-1016

with a copy (which shall not constitute notice) to the following e-mail addresses:

info@hpilhealthcare.com

If to MB:

MB INGENIA SRL

Attn.: Michael Bertoli, President & CEO

Via Cipro, 72

Brescia 25124

Italy

Facsimile No.: 0039(030)244-9171

with a copy (which shall not constitute notice) to the following e-mail address:

info@mbingenia.it

Any Party hereto may change its address or facsimile number for the purposes of this Section 13 by giving notice as provided herein.

14.            Additional Undertakings

The Parties shall hereafter each take those actions and execute and deliver those documents and instruments as shall be reasonably necessary in order to fulfill the intent and purpose of this Agreement, and shall cooperate in any filing, registration, investigation or other activity that shall be required or shall occur as a result of or in connection with this transaction.

15.            Compliance With The Foreign Corrupt Practices Act And Export Control And Antiboycott Laws

Neither MB  or HPIL HC  or any representative of MB or HPIL HC  in its capacity as such has violated the Foreign Corrupt Practices Act or the anticorruption laws of any jurisdiction where MB   or HPIL HC  does business.  Each of MB  and HPIL HC has at all times complied with all legal requirements relating to export control and trade sanctions or embargoes.  Neither MB  or HPIL HC have violated the antiboycott prohibitions contained in 50 U.S.C. Sections 2401 et seq. or taken any action that can be penalized under Section 999 of the Internal Revenue Code of 1986, as amended.

16.            Arbitration

Any and all disputes or controversies between the Parties arising out of or in connection with this Agreement shall be finally settled by arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce; provided, a Party may seek a temporary restraining order, preliminary injunction, or other provisional judicial relief if in its judgment such action is necessary to avoid irreparable damage or to preserve the status quo.  Despite any such action for provisional relief, the Parties will continue to participate in good faith in the procedures specified in this Section 16.  Each Party shall appoint one arbitrator who shall mutually appoint a third arbitrator who shall be the sole arbitrator for the proceeding.  The arbitration shall be held, and any award shall be rendered, in Paris (France), in the English language.  The award may include reimbursement of the costs of the arbitration (including, without limitation, reasonable attorney fees) to the prevailing Party or a portion of such costs as determined by the arbitrator.  An award of the arbitrator shall be final and binding on the Parties and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction.

17.            Governing Law

This Agreement and its application and interpretation will be governed exclusively by its terms and the laws of the State of Nevada (USA), and excluding any conflicts of law provisions which would require the application of any law other than Nevada.

18.            Binding Effect

All of the terms and provisions of this Agreement by or for the benefit of the Parties shall be binding upon and inure to the benefit of their successors, assigns, heirs and personal representatives.  The rights and obligations provided by this Agreement shall not be assignable by any Party.  Except as expressly provided herein, nothing herein is intended to confer upon any person, other than the Parties and their successors, any rights or remedies under or by reason of this Agreement.

19.            Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

20.            No Reliance

No third party is entitled to rely on any of the representations, warranties and agreements contained in this Agreement.  The Parties assume no liability to any third party because of any reliance on the representations, warranties and agreements contained in this Agreement.

21.            Early Termination

The Parties may terminate its performance of related obligations under this Agreement within thirty (30) days of receipt by the Party of written termination notice.

22.            Captions

Captions to sections and subsections of this Agreement have been included solely for the sake of convenient reference and are entirely without substantive effect.

23.            Entire Agreement

This Agreement constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties and there are no warranties, representations or other agreements between the Parties in connection with the subject matter hereof except as set forth specifically herein. No amendment, supplement, modification, waiver or termination of this Agreement shall be implied or be binding (including, without limitation, any alleged waiver based on a Party’s knowledge of any inaccuracy in any representation or warranty contained herein) unless in writing and signed by the Party against which such amendment, supplement, modification, waiver or termination is asserted.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly therein provided.

[THIS SPACE LEFT INTENTIONALLY BLANK.

SIGNATURES CONTAINED ON THE FOLLOWING PAGE.]

THIS COOPERATION AGREEMENT has been entered into as of the date first set forth above.

MB: MB INGENIA SRL, a private limited company domiciled in Italy. By: /s/ Michael Bertoli . Michael Bertoli As: President & CEO	HPIL HC: HPIL HEALTHCARE Inc., a Nevada (USA) corporation. By: /s/ Louis Bertoli . Louis Bertoli As: President and CEO